Exhibit 10.21(B)
AMENDMENT NO. 2 TO
EMPLOYMENT AGREEMENT

This Amendment No. 2 to Employment Agreement (this “Second Amendment”) is dated as of October 6, 2023, and amends the Employment Agreement, dated as of March 15, 2021, between Accel Entertainment, Inc., a Delaware corporation (the “Company”), and Mark Phelan (“Employee” and, together with the Company, the “Parties” and each, a “Party”).
WHEREAS, the Parties have entered into the Employment Agreement dated as of March 15, 2021 (the “Existing Agreement”).
WHEREAS, the Parties have entered into Amendment No.1 to the Employment Agreement (the “First Amendment”).
WHEREAS, the Parties desire to further amend the Existing Agreement and the First Amendment as set forth herein.
NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
1.Definitions. Capitalized terms used and not defined in this Amendment have the respective meanings assigned to them in the Existing Agreement.
2.Position and Duties. Section 2.1 of the Existing Agreement is hereby amended as follows:
“Subject to the terms set forth herein, Executive will be employed as the Company’s President, US Gaming, and will report to the Company’s Chief Executive Officer.”
3.Annual Salary. Effective as of July 1, 2023, Employee’s annual base salary was increased to $475,000 per annum.
4.Annual Bonus. Section 3.2 of the Existing Agreement is hereby amended as follows:
“Employee will be eligible to receive an annual performance bonus with a target amount of seventy percent (70%) of Employee’s annual base salary (the “Annual Bonus”).
5.Long-Term Incentive Compensation. Section 3.3 of the Existing Agreement is hereby removed in its entirety and replaced with the following:
“Employee will be eligible to receive additional grants of equity-based incentive compensation awards on an annual basis in accordance with the Company’s annual grants to similarly situated employees, if any, with a target grant date value of 140% of Employee’s annual base salary. Such grants, if any, will be made in the Board’s sole discretion.”
6.Date of Effectiveness; Limited Effect. This Second Amendment will be deemed effective as of the date first written above (the “Agreement Effective Date”). Except as expressly provided in this Second Amendment, all of the terms and provisions of the Existing Agreement are and will remain in full force and effect and are hereby ratified and confirmed by the Parties. Without limiting the generality of the foregoing, the amendments contained herein will not be construed as an amendment to or waiver of any other provision of the Existing Agreement or as a waiver of or consent to any further or future action on the part of either Party that would require the waiver or consent of the other Party. On and after the Agreement Effective Date, each reference

Exhibit 10.21(B)
in the Existing Agreement to “this Agreement,” “the Agreement,” “hereunder,” “hereof,” “herein,” or words of like import will mean and be a reference to the Existing Agreement as amended by this Second Amendment.
7.Miscellaneous.
(a)This Second Amendment is governed by and construed in accordance with the laws of the State of Illinois, without regard to the conflict of laws provisions of such State.
(b)This Second Amendment shall inure to the benefit of and be binding upon each of the Parties and each of their respective permitted successors and permitted assigns.
(c)The headings in this Second Amendment are for reference only and do not affect the interpretation of this Second Amendment.
(d)This Second Amendment may be executed in counterparts, each of which is deemed an original, but all of which constitute one and the same agreement. Delivery of an executed counterpart of this Second Amendment electronically or by facsimile shall be effective as delivery of an original executed counterpart of this Second Amendment.
(e)This Second Amendment constitutes the sole and entire agreement between the Parties with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings, agreements, representations, and warranties, both written and oral, with respect to such subject matter.
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Exhibit 10.21(B)

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first written above.

ACCEL ENTERTAINMENT, INC.

By: /s/Andrew Rubenstein
Name: Andrew H. Rubenstein
Title: President and Chief Executive Officer
ACCEPTED AND AGREED:

/s/Mark Phelan
Mark Phelan
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